UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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AFA Asset Based Lending Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

AFA Asset Based Lending Fund

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

[   ], 2026

Dear Shareholder,

AFA Asset Based Lending Fund (the “Fund”) will hold two Special Meetings of Shareholders on [   ], 2026 at the offices of [   ] , [address] at [time] (the “Special Meetings”). The first Special Meeting will be held at [[   ] a/p.m]. ([Eastern] Time) and the second Special Meeting will be held at [[   ] a/p.m]. ([Eastern] Time). Formal notices of each Special Meeting appear on the next pages and are followed by the Proxy Statement for both Special Meetings.

At the first Special Meeting, you are being asked to approve a new investment advisory agreement (“New Investment Management Agreement”) with Mount Logan Management, LLC (the “New Adviser” or “Mount Logan”) that will replace the current investment advisory agreement (“Existing Investment Management Agreement”) with Alternative Fund Advisors, LLC (the “Existing Adviser” or “AFA”).

At the second Special Meeting, you are being asked to approve a new slate of four trustees to serve as the Fund’s board of trustees.

The enclosed proxy statement explains the following proposals:

●	Approve the New Investment Management Agreement.

●	Approve a new slate of four trustees to serve as the Fund’s board of trustees; and

●	Transact such other business as may properly come before the Special Meetings or any adjournments or postponements thereof.

As discussed in more detail in the accompanying proxy statement, AFA has entered into an Asset Purchase Agreement dated as of October 20, 2026 (the “Agreement”), with Mount Logan Management, LLC, a Delaware limited liability company (the “Purchaser”), pursuant to which Purchaser will acquire AFA’s business contracts, business records, intellectual property and goodwill (the “Transaction”). The Transaction is expected to close on [   ], 2026 (the “Closing”), subject to customary closing conditions and applicable regulatory, fund shareholder, and other client approvals.

Upon Closing, the Fund’s name is expected to change to “Mount Logan Asset Based Lending Fund”. The Fund will continue to operate as a closed-end interval fund following Closing. The Fund’s investment objectives, principal investment strategies and principal risks will not change as a result of the New Investment Management Agreement and the new slate of Trustees. Mount Logan’s scale and resources are expected to enhance the Fund’s portfolio management and operations. The Fund’s management fees and expenses that you pay as a shareholder of the Fund will change as a result of the Transaction. The Fund will not bear any portion of the costs associated with the Transaction or any costs and expenses associated with this proxy.

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The Transaction will result in a change of control of the Existing Adviser as defined by the 1940 Act; and consequently, in accordance with the 1940 Act, the Existing Investment Management Agreement and the Fund’s existing investment sub-advisory agreement will automatically terminate. While shareholders are being asked to approve the replacement of the Existing Investment Management Agreement with the New Investment Management Agreement, the existing sub-advisory will terminate and not be replaced.

The current Board of Trustees (the “Current Board”) has also determined that, if the New Investment Management Agreement is approved by shareholders and the Transaction is completed on the Closing Date, it would be in the best interests of the Fund and its shareholders for a new slate of trustees to be elected to serve on the Fund’s Board of Trustees (the “New Board”). The proposed trustee nominees have been approved by the Current Board, subject to their election by shareholders at the second Special Meeting.

Each proposal is contingent upon the other proposal being approved by shareholders. If either proposal is not approved, neither proposal will take effect. In such an event, the Current Board would continue to serve the Fund, AFA would continue to serve as investment adviser to the Fund and the current sub-adviser would continue to serve as such.

After reviewing the proposals, the Board believes that approving both proposals is in the best interests of the Fund and its shareholders. Accordingly, the Board has unanimously voted to approve each proposal and to recommend that the Fund’s shareholders also approve each proposal.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” each PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. To vote, please either a) complete the enclosed proxy cards and return them in the accompanying postage-paid envelope, or b) vote by Internet as indicated in the voting instruction materials calling the number listed on your proxy card, or c) call the number listed on your proxy card.

Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. The Fund’s Secretary is Ann Maurer, and she may be reached at the following address: UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212. In addition, although mere attendance at the Special Meetings will not revoke a proxy, a shareholder present at a Special Meeting may withdraw a previously submitted proxy and vote in person.

If you have any questions regarding the proposals to be voted on or need assistance with voting your shares, please contact Okapi Partners LLC, the Fund’s proxy solicitor, toll-free at (855) 305-0856. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern Time.

Sincerely,

David G. Lee

Chairman and Trustee

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.

Q.	How would this affect my account with the Fund?

A.	The Transaction and the implementation of the New Investment Management Agreement will not affect your account. You will still own the same number of shares in the Fund, and the value of your investment will not change as a result of the Transaction..

If approved by shareholders, the New Investment Management Agreement would be effective upon the Closing Date.

Q.	Will the Fund’s investment objectives and principal investment strategies change?

A.	The Fund’s investment objectives, principal investment strategies, and principal risks will not change as a result of the Transaction.

Q.	How will the Transaction benefit the Fund’s shareholders?

A.	Mount Logan, the Fund’s New Adviser, expects to enhance achievement of the Fund’s investment objectives by adding scale, resources, and investment expertise to the management of the Fund.

Q.	Who is Mount Logan, the Fund’s New Adviser?

Mount Logan is the asset management arm of Mount Logan Capital Inc. (“MLC”), a publicly listed asset manager and provider of insurance solutions. MLC and its subsidiaries, including Mount Logan, are managed by employees of BC Partners Advisors, L.P., which, together with its global affiliates (“BC Partners”), is an international investment firm with over $40 billion in assets under management focused on private equity and private credit. BC Partners’ credit team comprises 113 people, including 52 credit investment professionals.

Q.	How will the Transaction affect the management and operation of the Fund?

A.	The Fund currently operates as a multi-manager fund strategy whereby the Fund’s assets are primarily allocated to underlying funds managed by third-party managers. Upon Closing, the New Adviser will allocate future investments primarily to loans and credit instruments originated directly by Mount Logan. Bringing origination of investments in-house from third-party origination may provide greater control over the terms and conditions of the Fund’s investments and reduce fees embedded in underlying third-party funds (“Acquired Fund Fees and Expenses”).

Q.	How will the Transaction affect the fees and expenses I pay as a shareholder of the Fund?

A.	Under the Existing Investment Management Agreement, the management fee is equal to an annualized fee of 1.10% of the Fund’s net assets. Under the New Investment Management Agreement, the management fee is equal to 1.00% of the Fund’s net assets, plus a 10% incentive fee based on the Fund’s pre-incentive Fee net investment income, subject to a 1.50% quarterly hurdle rate (6.0% annualized) and a catch-up provision.

The New Adviser has agreed to implement an incentive fee waiver that caps the incentive fee at 0.10%/0.50%/1.00% of net assets for the first/second/third year following the Closing Date. Acquired Fund Fees and Expenses are estimated to decline from 1.50% to 0.00% over three years.

Estimated Annual Cost Based on a $10,000 Investment
	Current	Proposed Year 1	Proposed Year 2	Proposed Year 3
Management Fee (paid to Mount Logan)	Up to $110	$100	$100	$100
Incentive Fee (paid to Mount Logan)	None	Up to $10	Up to $50	Up to $100
Estimated Acquired Fund Fees and Expenses (paid to third parties)	$150	$150	$75	$0
Estimated Combined Amount	Up to $260	Up to $260	Up to $225	Up to $200

Q.	Will the Fund bear any costs associated with the Transaction?

A.	The Fund will not bear any portion of the costs associated with the Transaction or any costs and expenses associated with this proxy including legal expenses and the solicitation of shareholder votes.

Q.	Are there any material differences between the Existing Investment Management Agreement with AFA and the New Investment Management Agreement with Mount Logan?

A.	While the New Investment Management Agreement is similar in many respects to the Existing Investment Management Agreement, there are certain differences between the two agreements, including the identity of the investment manager, the effective date, and the advisory fee rate. The material terms of the agreements, including the nature and scope of services to be provided, are similar, but certain of the differences are described in Proposal 1 of Part I.

Q.	Why am I being asked to elect a new slate of Trustees?

A.	Shareholders are being asked to elect a newly constituted slate of four trustees to serve on the Fund’s board. The Board has determined that the election of new trustees would be appropriate in light of the Fund’s expected relationship with Mount Logan and its affiliates following the Transaction. The proposed new trustees currently serve on the boards of other Mount Logan-advised funds. This is intended to ensure appropriate governance and board composition following the Closing when the Fund would be operating as part of Mount Logan’s family of funds.

Q.	How does the Fund’s Board of Trustees recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that shareholders vote to APPROVE the New Investment Management Agreement and APPROVE the proposal to elect a new slate of trustees.

Q.	Who is eligible to vote?

A.	Any person who owns shares of the Fund on the “record date,” which is [ ], 2026 (even if that person subsequently redeems those shares), is eligible to vote on the Proposals.

Q.	What vote is required to approve the Proposals?

A.	The proposal to approve the New Investment Management Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (“1940 Act”) and the terms of the Existing Investment Management Agreement, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the first Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

v

The proposal to elect Trustees requires, under the Fund’s Agreement and Declaration of Trust, a quorum of one-third of the Fund’s shares that are entitled to vote at the Meeting. Once that quorum is present, either in person or by proxy, a plurality of the shares voted (i.e., the nominees receiving the greatest number of votes cast will be elected as Trustees) will elect a Trustee. A majority of the votes cast at the second Special Meeting, either in person or by proxy, is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How can I cast my vote?

A.	You may vote in any of four ways:

●	By internet, by accessing the website shown on your proxy cards and following the online instructions.

●	By telephone, with a toll-free call to the toll-free number listed on your proxy cards.

●	By mailing in your proxy cards.

●	In person at the Special Meetings in [ ] on [ ], 2026.

We encourage you to vote over the internet or via telephone using the control numbers on your proxy cards and following the simple instructions. YOUR VOTE IS IMPORTANT. Voting early reduces the need for the proxy solicitor to conduct telephone solicitations and/or follow-up mailings.

If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Whom should I contact for additional information or if I have any questions about this Proxy Statement?

A.	If you have any questions regarding the proposals to be voted on or need assistance with voting your shares, please contact Okapi Partners LLC, the Fund’s proxy solicitor, toll-free at (855) 305-0856. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern Time.

IMPORTANT INFORMATION FOR SHAREHOLDERS

AFA Asset Based Lending Fund

NOTICE OF FIRST SPECIAL MEETING OF SHAREHOLDERS

To be held [   ], 2026

Notice is hereby given that AFA Asset Based Lending Fund (the “Fund”) will hold the first Special Meeting of Shareholders on [   ], 2026, at the offices of [   ], [address ] at [time].

The purpose of the first Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the first Special Meeting or any adjournments thereof:

Proposal	Description
1	To approve a new investment advisory agreement with Mount Logan Management, LLC (the “New Investment Management Agreement”) that will replace the current investment advisory agreement with Alternative Fund Advisors, LLC.
2	To transact such other business as may properly come before the first Special Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Fund unanimously recommends that you APPROVE the Proposal to approve the New Investment Management Agreement.

Shareholders of record of the Fund at the close of business on the record date, [   ], 2026, are entitled to notice of and to vote at the first Special Meeting and any adjournment(s) or postponements thereof. The Notice of Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [   ], 2026, to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer, Secretary of the Fund

Milwaukee, WI

[   ], 2026

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

If you have any questions regarding the proposals to be voted on or need assistance with voting your shares, please contact Okapi Partners LLC, the Fund’s proxy solicitor, toll-free at (855) 305-0856. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern Time.

IMPORTANT INFORMATION FOR SHAREHOLDERS

AFA Asset Based Lending Fund

NOTICE OF SECOND SPECIAL MEETING OF SHAREHOLDERS

To be held [   ], 2026

Notice is hereby given that AFA Asset Based Lending Fund (the “Fund”) will hold the second Special Meeting of Shareholders on [   ], 2026, at the offices of [   ], [address ] at [time].

The purpose of the second Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the second Special Meeting or any adjournments thereof:

Proposal	Description
1	To approve a new slate of four trustees to serve as the Fund’s board of trustees.
2	To transact such other business as may properly come before the second Special Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Fund unanimously recommends that you APPROVE the Proposal to approve a new slate of four trustees to serve as the Fund’s board of trustees.

Shareholders of record of the Fund at the close of business on the record date, [   ], 2026, are entitled to notice of and to vote at the second Special Meeting and any adjournment(s) or postponements thereof. The Notice of Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [   ], 2026, to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer, Secretary of the Fund

Milwaukee, WI

[   ], 2026

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

If you have any questions regarding the proposals to be voted on or need assistance with voting your shares, please contact Okapi Partners LLC, the Fund’s proxy solicitor, toll-free at (855) 305-0856. Representatives are available Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern Time.

AFA Asset Based Lending Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS

[   ], 2026

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of AFA Asset Based Lending Fund (the “Fund”) in connection with the solicitation of proxies to be used at two Special Meetings of Shareholders (the “Special Meetings”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

First Special Meeting:

Proposal	Description
1	To approve a new investment advisory agreement with Mount Logan Management, LLC (the “New Investment Management Agreement”) that will replace the current investment advisory agreement with Alternative Fund Advisors, LLC (“AFA”).
2	To transact such other business as may properly come before the first special meeting or any adjournments or postponements thereof.

Second Special Meeting:

Proposal	Description
1	To approve a new slate of four trustees to serve as the Fund’s board of trustees.
2	To transact such other business as may properly come before the second special meeting or any adjournments or postponements thereof.

You will find this proxy statement divided into [   ] parts:

Part 1 Provides details on the proposal to approve the New Investment Management Agreement (see page [   ]).

Part 2 Provides details on the proposal to approve the election of four Trustee nominees (see page [   ]).

Part 3 Provides information about ownership of shares of the Fund (see page [   ]).

Part 4 Provides information on proxy voting and the operation of the Special Meetings (see page [   ]).

Part 5 Provides information on other matters (see page [   ]).

The first Special Meeting will be held to consider and vote upon the approval of Part 1 of the proxy statement. The second Special Meeting will be held to consider and vote upon the approval of Part 2 of the proxy statement.

Please read the proxy statement before voting on the proposals. If you need additional copies of this proxy statement or proxy card, please contact the Fund’s proxy solicitor, Okapi Partners LLC , toll-free at (855) 305-0856. Representatives are available to answer your call Monday through Friday from 9:00 a.m. to 8:00 p.m., Eastern Time. Additional copies of this proxy statement will be delivered to you promptly upon request.

Each proposal is contingent upon the other proposal being approved by shareholders. If either proposal is not approved, neither proposal will take effect. In such an event, the current Board would continue to serve the Fund, and AFA would continue to serve as investment adviser to the Fund.

We anticipate that the Notices of the two Special Meetings of Shareholders, this proxy statement and the proxy cards (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [   ].

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may view these reports at the Fund’s website at www.alternativefundadvisors.com. You may also request a report by calling toll-free at 1 (844) 440-4450 or writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212.

Important Notice Regarding the Availability of Materials

for the Shareholder Meetings to be Held on [   ]

The proxy statement for the Special Meetings is available at www.OkapiVote.com/AFA.

PART 1

First Meeting

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW MANAGEMENT AGREEMENT

Background

The solicitation of shareholder votes on the Proposal is necessitated by the proposed transaction between Alternative Fund Advisors, LLC (the “Existing Adviser” or “AFA”) and Mount Logan Management, LLC, a Delaware limited liability company (the “Purchaser”), pursuant to which Purchaser will acquire AFA’s business contracts, business records, intellectual property and goodwill (the “Transaction”). The Transaction is expected to close on or about [   ] (the “Closing”). The Transaction will cause the current investment advisory agreement between the Fund and AFA (“Existing Investment Management Agreement”) and the Fund’s existing investment sub-advisory agreement, to automatically terminate, effective as of the Closing. Consequently, shareholders are being asked to vote on a proposal to approve a new investment advisory agreement with Mount Logan Management, LLC (“New Investment Management Agreement”) that will replace the Existing Investment Management Agreement. The existing sub-advisory agreement will not be replaced.

Pursuant to the Existing Investment Management Agreement, AFA currently serves as investment manager to the Fund. If the New Investment Management Agreement is approved by shareholders, then, effective as of the Closing Date, Mount Logan will assume overall responsibility for the investment management of the Fund under the New Investment Management Agreement. Accordingly, shareholders of the Fund are being asked to approve the New Investment Management Agreement in connection with the Transaction described above and to ensure the continued provision of management services to the Fund.

In connection with the Transaction, the Board is recommending that shareholders approve the New Investment Management Agreement.

Information About the Fund

The Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust. AFA, located at 101 Federal Street, Suite 1900, Boston, Massachusetts, 02110, is Fund’s current investment manager. Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the Fund’s shares. The Distributor is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Fund’s administrator, fund accounting agent, and transfer agent is UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212.

Information About Mount Logan

Mount Logan Management, LLC (“Mount Logan”), registered as an investment adviser under the Investment Advisers Act of 1940, as amended, was founded in July 2019 and is located at 650 Madison Ave, 3rd Floor, New York, New York, 10022. Mount Logan is owned by Mount Logan Capital, Inc. (“MLC”), a publicly listed asset manager and insurance solutions business focused primarily on credit investments with attractive risk-adjusted returns, and through its insurance vertical focuses on annuity liabilities. Mount Logan currently serves as investment manager to one other investment company with an investment objective similar to the Fund.

Mount Logan Capital, Inc., is managed by employees of BC Partners Advisors, L.P. (together with its global affiliates, “BC Partners”). BC Partners is an international investment firm with over $40 billion in assets under management focused on private equity and credit investments in Europe and North America. BC Partners was founded in 1986 and has offices in London, New York, Paris, and Hamburg.

Mount Logan maintains no direct headcount, provides investment advisory services as part of the BC Partners credit platform, and accesses BC Partners’ personnel under a Staffing Agreement and a Servicing Agreement, pursuant to which BC Partners makes these individuals available to MLC and its subsidiaries, including Mount Logan. BC Partners’ credit team comprises 113 people, including 52 credit investment professionals, with a four-member investment committee that makes investment decisions across the credit platform, and 61 personnel across other credit functions.

Impact of the Transaction on the Fund’s Investment Management Agreement

Shareholders of the Fund are being asked to approve in connection with the Board’s approval of the termination of the Existing Investment Management Agreement and the Transaction described above.

Shareholders of the Fund are being asked to approve the New Investment Management Agreement. The consummation of the Transaction will constitute an “assignment” (as defined in the 1940 Act) of the Existing Investment Management Agreement. As required by the 1940 Act, the Existing Investment Management Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Investment Management Agreement will terminate upon the Closing and the New Investment Management Agreement is necessary to maintain investment services to the Fund following the Closing. If the shareholders of the Fund do not approve the New Investment Management Agreement, then Mount Logan will not be permitted to serve as the Fund’s investment manager. In such an event, the current Board would continue to serve the Fund, and AFA would continue to serve as investment adviser to the Fund.

Terms of the Existing Investment Management Agreement and New Investment Management Agreement

A copy of the form of the New Investment Management Agreement is attached as Exhibit A. The following description is a summary of the material terms of the New Investment Management Agreement. You should refer to Exhibit A for the New Investment Management Agreement, and the description set forth in this proxy statement of the New Investment Management Agreement is qualified in its entirety by reference to Exhibit A.

The New Investment Management Agreement is similar to the Existing Investment Management Agreement in many respects but there are also material differences with respect to the identity of the investment manager, the fees payable to the investment manager, the effective date and the indemnification of parties to the New Investment Management Agreement. The nature and scope of services to be provided are expected to generally remain unchanged. However, there are certain differences between the New Investment Management Agreement and the Existing Investment Management Agreement, as described below.

The Fund’s Existing Investment Management Agreement with AFA is dated April 22, 2021, and was originally approved at a meeting of the Board held on March 3-4, 2021. The renewal of the Current Investment Management Agreement was most recently approved by the Current Board and its Independent Trustees voting separately at a March 4-5, 2026 Board meeting. For the fiscal year ended April 30, 2026, AFA waived and/or reimbursed $[   ] pursuant to the terms of the Current Expense Limitation Agreement (as defined below).

Services Rendered by the Investment Manager to the Fund. The New Investment Management Agreement specifically enumerates the duties of Mount Logan, which include: (i) determine portfolio composition; (ii) identify, evaluate, and negotiate investments, including allocations to underlying funds and other vehicles; (iii) close and monitor investments; (iv) determine securities to purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies, underlying funds, and underlying managers; (vi) provide other advisory and research services. The New Investment Management Agreement also authorizes Mount Logan to arrange financing and create special purpose vehicles. The Existing Investment Management Agreement provides a broader mandate, whereby AFA will furnish and manage a continuous investment program; continuously review, supervise, and administer the investment program; determine securities to be purchased, held, sold, or exchanged; provide records and regular reports. Both the New Investment Management Agreement and the Existing Investment Management Agreement permit the respective investment managers to delegate their duties to a sub-adviser, and provide that such delegation does not reduce the obligations of the investment manager.

Management Fee. The New Investment Management Agreement and the Existing Investment Management Agreement contain different overall fee components and the management fee payable under the New Investment Management Agreement differs from that under the Existing Investment Management Agreement, as described below. Under the Existing Investment Management Agreement, AFA receives a management fee from the Fund equal to an annualized rate of 1.10% of the first $500 million of the Fund’s average daily net assets; plus 1.05% of the next $500 million of the Fund’s average daily net assets; plus 1.00% of the Fund’s average daily net assets over $1 billion, payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets. The Existing Investment Management Agreement does not include an incentive fee payable to AFA. Under the New Investment Management Agreement, Mount Logan is expected to receive a management fee from the Fund, paid monthly, equal to an annual rate of 1.00% of the Fund’s net assets. Mount Logan is also expected to receive an incentive fee of 10%, calculated and paid quarterly in arrears, based on pre-Incentive Fee net investment income for the immediately preceding calendar quarter, which is subject to a 1.50% quarterly hurdle rate (6.0% annualized) and a catch-up provision.

Expense Limitation Agreement. In connection with the Transaction, Mount Logan has agreed to enter into a new expense limitation and reimbursement agreement with the Fund (the “New Expense Limitation Agreement”), the terms of which are similar but not identical to the current expense limitation and reimbursement agreement between AFA and the Fund (the “Current Expense Limitation Agreement”). Pursuant to both the Current Expense Limitation Agreement and the New Expense Limitation Agreement, the investment manager is required to waive management fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the “Specified Expenses” do not exceed 0.29% on an annualized basis for Founder Class Shares and Institutional Class Shares. Both the New Expense Limitation Agreement and the Current Expense Limitation Agreement define “Specified Expenses” to include all Fund expenses other than the management fee, shareholder service fee, fees and interests on borrowed funds, distribution fees (if any), acquired fund fees and expenses (as determined in accordance with SEC Form N-2), taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (the “Excluded Expenses”). The New Expense Limitation Agreement also includes incentive fee and valuation and/or asset pricing fees as Excluded Expenses. Under both the Current Expense Limitation Agreement and the New Expense Limitation Agreement, the investment manager may recoup certain fees previously waived or expenses reimbursed, subject to the terms and limitations set forth in the applicable agreement. The Current Expense Limitation Agreement automatically renews for consecutive one-year terms; whereas the New Expense Limitation Agreement does not. The Current Expense Limitation Agreement is in effect through August 31, 2027. The New Expense Limitation Agreement will remain in effect at least through August 31, 2027.

Incentive Fee Limitation Agreement: Mount Logan has, in addition to the New Expense Limitation Agreement, agreed to implement an incentive fee waiver (the “Incentive Fee Waiver”). Under the Incentive Fee Waiver, the aggregate incentive fee payable by the Fund to Mount Logan in respect of each Waiver Year (as defined in the Incentive Fee Waiver), shall not exceed the percentage of the Fund’s average daily net assets for such Waiver Year set forth opposite that Waiver Year. Such waived amount will be waived permanently and Mount Logan will not have the right to recoup, recapture, carry forward or otherwise recover any waived amount from the Fund at any time. The Incentive Fee Waiver will begin on the Effective Date (as defined in the Incentive Fee Waiver) and continue in effect through and including the day immediately preceding the third anniversary of the Effective Date, at which time it shall terminate automatically without further action by either party.

Waiver Year	Incentive Fee Cap
From and including the Effective Date through and including the day immediately preceding the first anniversary of the Effective Date (the “First Waiver Year”)	0.10% (10 bps)
From and including the first anniversary of the Effective Date through and including the day immediately preceding the second anniversary of the Effective Date (the “Second Waiver Year”)	0.50% (50 bps)
From and including the second anniversary of the Effective Date through and including the day immediately preceding the third anniversary of the Effective Date (the “Third Waiver Year,” with each of the First Waiver Year and the Second Waiver Year, a “Waiver Year”)	1.00% (100 bps)

Duration and Termination. Subject to the requisite approvals of the Board and/or shareholder approvals required by the Investment Company Act of 1940, as amended (the “1940 Act”), both the New Investment Management Agreement and the Existing Investment Management Agreement provide that they will become effective upon their execution. Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act. Both the New Investment Management Agreement and the Existing Investment Management Agreement provide for the termination without penalty of the agreement by either party at any time by written notice of at least 60 days to the other party. Action by the Fund to terminate either agreement may be taken (i) by vote of a majority of the Board, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund. Both the Existing Investment Management Agreement and the New Investment Management Agreement provide that they will automatically and immediately terminate in the event of their assignment.

Payment of Expenses. Under both the New Investment Management Agreement and the Existing Investment Management Agreement, the applicable investment manager (i.e., Mount Logan and AFA, as the case may be) is responsible at its own expense for routine overhead expenses. The Fund is expected to bear substantially the same categories of expenses under the New Investment Management Agreement as under the Existing Investment Management Agreement; however, the New Investment Management Agreement includes an extensive, detailed list, whereas, the Existing Investment Management Agreement does not have a stand-alone expenses provision.

Brokerage. The Existing Investment Management Agreement provides that AFA is responsible for selecting the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions. The New Investment Management Agreement does not include a similar provision.

Limitation on Liability and Indemnification. The Existing Investment Management Agreement provides that, absent willful misfeasance, gross negligence, or reckless disregard of duties, the investment manager will not be subject to liability to the Fund or its shareholders for any act or omission in connection with rendering services under the agreement. The New Investment Management Agreement contains a similar limitation on liability but additionally subjects Mount Logan to liability based on bad faith. The Existing Investment Management Agreement includes a provision that AFA shall indemnify the Fund and all controlling persons of the Fund, as defined therein, against any liability or expense to which the person may be liable that arises in connection with the performance of services to AFA, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to AFA. The Existing Investment Management Agreement includes an equal indemnification by AFA of the Fund. The New Investment Management Agreement provides that the Fund indemnifies Mount Logan, its officers, managers, partners, agents, employees, controlling persons, members, affiliates, and the administrator (all as third-party beneficiaries) against all damages, liabilities, costs, and expenses (including attorneys' fees and settlements). The New Investment Management Agreement does not include a provision requiring Mount Logan to indemnify the Fund.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees (the “Board”) is recommending that shareholders vote to approve the New Investment Management Agreement with Mount Logan.

At a meeting of the Board held on September 22-23, 2026, the entire Board, including all of the Independent Trustees, discussed and approved the New Investment Management Agreement between Mount Logan and the Fund and determined to recommend that Shareholders approve the New Investment Management Agreement. In considering information relating to the approval of the New Investment Management Agreement, the Board and the Independent Trustees received assistance and advice from its independent legal counsel who had provided the Board with a written description of their responsibilities in considering the New Investment Management Agreement.

Independent legal counsel, on behalf of the Independent Trustees, had requested a variety of information from Mount Logan, which Mount Logan provided to the Board in advance of the Board meeting held on September 22-23, 2026. At the Board meeting, the Trustees discussed those materials and the Transaction with representatives of both AFA and Mount Logan, including the strategic rationale for the Transaction. In addition, at the September 22-23, 2026 Board meeting, the Independent Trustees met in executive sessions with their independent legal counsel, at which no representative of either AFA or Mount Logan was present.

In making the decision to approve the New Investment Management Agreement, the Independent Trustees gave attention to all information furnished. The following discussion identifies the material factors taken into account by the Board in approving the New Investment Management Agreement. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment management services to be provided by Mount Logan to the Fund under the New Investment Management Agreement, including its responsibility to oversee the Fund’s overall investment program, including day-to-day portfolio management and the selection of Fund investments, which the Board noted were expected to be similar to the services currently provided by the Existing Adviser. The Board noted, however, that it was expected that Mount Logan would invest in accordance with the Fund’s objective principally through acquisition of direct loans and other instruments rather than principally through underlying funds, which, it was noted, was expected over time to reduce the fees and expenses of those underlying funds. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of Mount Logan and its affiliates who will provide investment advisory services to the Fund. The Board determined that such personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board concluded that the overall quality of the advisory services to be provided to the Fund was satisfactory.

Performance

The Board considered the investment experience of Mount Logan. The Board noted that, after the close of the Transaction, Mount Logan would take over as the Fund's investment adviser and that the Fund's current portfolio management team, who has been responsible for the Fund's historical performance since inception would become part of a broader team responsible for managing the Fund's portfolio. The Board therefore recognized that the Fund's historical performance would not necessarily indicate how the Fund will perform under Mount Logan's management, but considered Mount Logan’s experience managing investment strategies and portfolios similar to those of the Fund. Based on these considerations, the Board concluded that Mount Logan's investment experience and the qualifications of its key personnel supported approval of the New Investment Management Agreement.

Fees and Expenses

The Board considered the fees and expenses associated with the Fund, including the advisory fee, the incentive fee, and the overall expense ratio borne by shareholders. The Board acknowledged that the advisory fee rate and the inclusion of an incentive fee component may result in a fee structure that is higher than that of the current fee structure.

In evaluating the reasonableness of the fees, however, the Board took into account several important considerations. First, the Board noted that Mount Logan was proposing to contractually implement the New Expense Limitation Agreement, the terms of which were similar but not identical to the Current Expense Limitation Agreement. They noted that, unlike the Current Expense Limitation Agreement, the New Expense Limitation Agreement excluded both incentive fee and valuation and/or asset pricing fees from the definition of “Specified Expenses”. Second, the Board considered that Mount Logan had agreed to waive the proposed incentive fee for three years, further mitigating the impact of the incentive-based compensation structure on the Fund's overall cost to investors.

The Board also considered the nature of services proposed to be provided by Mount Logan in exchange for the fees charged. In particular, the Board recognized that, as noted above, while the Existing Adviser managed the Fund’s investment strategy by investing in underlying funds, Mount Logan intends to assume responsibility for direct origination, which includes working directly with borrowers to originate, underwrite, and monitor investments. The Board noted that these loan origination activities require specialized expertise, dedicated personnel, and significant infrastructure, and that the associated costs and resource commitments are substantially greater than those involved in managing a portfolio composed solely of underlying funds.

After considering the totality of the information presented—including the New Expense Limitation Agreement, the incentive fee waiver, the specialized loan origination and portfolio management services proposed to be provided by Mount Logan, and the overall fee and expense structure relative to the services rendered—the Board concluded that the fees to be paid by the Fund were reasonable and satisfactory in light of the services proposed to be provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the New Investment Management Agreement. The Board considered that the Fund’s management fee and incentive fee payable under the New Investment Management Agreement and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability of Mount Logan

The Board considered and reviewed pro forma information concerning the estimated costs to be incurred and profits expected to be realized by Mount Logan from its relationship with the Fund. The Board considered any possibility to stabilize the Fund’s assets and increase the potential that economies of scale could be realized by the Fund and its shareholders.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by Mount Logan from its management of the Fund, including, without limitation, the ability to market advisory services for similar products in the future. The Board noted that Mount Logan does not have affiliations with the Fund’s transfer agent, fund accountant or custodian and, therefore, does not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits and the other factors considered.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded, in the exercise of its reasonable business judgment, that it would be in the best interest of the Fund and its shareholders to approve the New Investment Management Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Management Agreement.

PART 2

SECOND MEETING

DESCRIPTION OF PROPOSAL 1
ELECTION OF NEW TRUSTEES

Background

This Proposal relates to the election of four trustees (the “New Trustees” or the “New Board”) to replace the current Board of Trustees (the “Current Board”), with all of the current trustees of the Fund expected to cease serving as Trustees as of the closing of the Transaction. The Current Board believes that approval of the New Board will provide certain efficiencies and allow for the sharing of expenses among the Fund and the other registered investment companies managed by Mount Logan and its affiliates. The Current Board also believes that the Fund will benefit from the experience and qualifications of the New Board.

The Current Board consists of the following three independent trustees, David G. Lee, Robert Seyferth and Gary E. Shugrue, and one interested trustee, Terrance P. Gallagher. During the Fund’s fiscal year ended April 30, 2026, the Current Board met four times.

At a meeting held on September 22-23, 2026, the Current Board approved the nomination of four (4) persons to stand for election as New Trustees at the Meeting.

Each of the nominees currently serves as a trustee and/or officer of Opportunistic Credit Interval Fund, a registered investment company currently managed by Mount Logan. In approving their nominations, the Current Board reviewed the professional background of each nominee and assessed each nominee’s qualifications for service on the New Board. The Current Board also requested information from Mount Logan in order to determine whether any of the nominees would be an “interested person” of the Fund upon election and qualification.

The Current Board considered the benefits to the Fund of the board of trustees being comprised of persons that currently serve on the boards of other registered investment companies managed by Mount Logan, including the familiarity of the nominees with the organizational philosophies, capabilities, personnel and ethics of Mount Logan, and the likelihood of enhanced operational efficiency of the New Board after the closing of the Transaction given this experience. In consideration of the foregoing, as well as the other criteria described below under the heading “Experience and Qualifications of the Nominees,” the Current Board determined that, if Proposal 1 is approved, it would be in the best interests of the Fund and its shareholders for the New Board to be comprised of the nominees set forth below.

The nominees for the New Board are as follows: Alexander Duka, Robert Warshauer, George Grunebaum, and Edward Goldthorpe. The Current Board has determined that each nominee, except Edward Goldthorpe, would be considered to be an independent trustee of the Fund. Edward Goldthorpe would be deemed an “interested person” of the Fund, as defined by the 1940 Act, due to his positions with Mount Logan Capital, Mount Logan, and BC Partners, an affiliate of Mount Logan. If the nominees are elected by shareholders, it is expected that the members of the Current Board would resign effective as of the closing of the Transaction.

The Proposal is subject to approval by shareholders of the Fund at the second Special Meeting and is also subject to shareholder approval of Proposal 1 at the first Special Meeting. If any Proposal is not approved, none of the Proposals will take effect, AFA will continue to serve as the investment adviser to the Fund, and the Current Board will continue to oversee the Fund.

The persons named as proxies intend to vote FOR the appointment of each New Trustee, unless such authority has been withheld in the proxy card. Each New Trustee has agreed to be named in this Proxy Statement and to serve if shareholder approval is received for the Proposal. The Current Board has no reason to believe that any of the New Trustees will become unavailable to serve as a trustee. However, if that should occur before the second Special Meeting, your proxy card will be voted for the person recommended by the Current Board to fill the vacancy.

Nominees for the New Board of Trustees

Information concerning the nominees for the New Trustees is set forth in the table below.

Independent Trustee Nominees

Name, Address and Year of Birth*	Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alexander Duka 1966	Trustee Nominee	Senior Advisor, Acceleration Bay LLC (a patent investment and technology acceleration business), January 2020 to present; Executive Vice President of Corporate Development, Acceleration Bay, 2017 to 2019; Senior Advisor, Texas Fabco Solutions LLC (oilfield services), 2019 to present.	3	BC Partners Lending Corp, 2018 to present; BCP Investment Corporation, 2019 to present; Logan Ridge Finance Corporation, 2021 to July 2025; Bondhouse Investment Trust, 2019 to 2021; Alternative Credit Income Fund, 2020 to September 2026; Trustee of Opportunistic Credit Interval Fund since 2022; Director of Runway Growth Finance Corp. since 2025.

Name, Address and Year of Birth*	Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Robert Warshauer 1958	Trustee Nominee	Chief Executive Officer of BLST Holdings, LLC (a finance company) 2020 - present. Former Managing Director and Head of Investment Banking - NY, Imperial Capital (an investment banking company), 2007 to 2020; Board Member, Icon Parking Holdings, LLC, 2020 to present, Global Knowledge (education service), 2020 - 2021, MD America (energy company), 2020; Board Member, Estrella Broadcasting (Spanish language media), 2019 to 2020.	3	BC Partners Lending Corp, 2018 to present; BCP Investment Corporation, 2019 to present; Logan Ridge Finance Corporation, 2021 to July 2025; Alternative Credit Income Fund, 2020 to September 2026; Trustee of Opportunistic Credit Interval Fund since 2022; Director of RedBox Entertainment Inc. from April 2022 to July 2022; Director of Chicken Soup for the Soule Entertainment, Inc. from May 2024 to June 2024; Director of Runway Growth Finance Corp. since 2025.
George Grunebaum 1963	Trustee Nominee	President, Ashmore Funds (an asset management firm), 2010 to present; CEO, Ashmore Funds, 2008 to present; Director/President, Gordonstoun American Foundation (non-profit education), 2000 to present.	3	Director of Ashmore Funds since December 2010; BC Partners Lending Corp, 2018 to present; BCP Investment Corporation, 2019 to present; Logan Ridge Finance Corporation, 2021 to July 2025; Alternative Credit Income Fund, 2020 to September 2026; Trustee of Opportunistic Credit Interval Fund since 2022.

Interested Trustee Nominee

Name, Address and Year of Birth	Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Edward Goldthorpe 1976	Trustee Nominee	Chief Executive Officer and Chairman of the Board, Mount Logan Capital, Inc. (NASDAQ: MLCI), 2018 to present; Chief Executive Officer, Mount Logan Management (an asset management firm), 2019 to present; Partner and Head of Credit, BC Partners (an asset management firm), 2017 to present.	3	BC Partners Lending Corp, 2018 to present; BCP Investment Corporation, 2019 to present; Logan Ridge Finance Corporation, 2021 to July 2025; Mount Logan Capital Inc. 2018 to present; Alternative Credit Income Fund, 2020 to September 2026; Trustee of Opportunistic Credit Interval Fund since 2022; Director of Runway Growth Finance Corp. since 2025; Director of ContextLogic Inc. since 2025; TPG RE Finance Trust, Inc. since 2025.

*	Unless otherwise noted, the address of each Trustee is 650 Madison Avenue, 3rd Floor, New York, NY 10022.

Experience and Qualifications of the Nominees

The Current Board has determined that each nominee should be elected as a New Trustee of the Fund based on several factors (none of which alone is determinative). The Current Board believes that the New Trustees have balanced and diverse experiences, skills, attributes and qualifications, which will allow the New Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the factors the Current Board considered when concluding that each nominee should serve on the New Board were the following: availability and commitment to attend meetings and perform the responsibilities of a trustee; personal and professional background; educational background; financial expertise; ability to review critically, evaluate and discuss information provided to them; and ability to interact effectively with Mount Logan, other service providers, and each other. Each nominee’s ability to perform his duties effectively is evidenced by professional accomplishments and prior or current management positions and experience.

The following is a summary of various qualifications, experiences and skills of each nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Current Board’s conclusion that each individual should serve on the New Board. References to the qualifications, attributes and skills of the New Trustees do not constitute the holding out of any New Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Independent Trustee Nominees

Alexander Duka: Mr. Duka has a broad business background across multiple industries and significant leadership experience. Mr. Duka is currently a Senior Advisor for Acceleration Bay LLC, a patent investment and technology acceleration business headquartered in San Mateo, CA. He joined Acceleration Bay LLC in September 2017 and served as an executive vice president of corporate development until December 2019. Mr. Duka previously spent 20 years at Citigroup and was a Managing Director in the Financial Institutions group in Global Banking, retiring in February 2017. Mr. Duka was the senior banker responsible for managing Citi’s banking relationships with a number of high profile traditional and alternative asset management companies. Mr. Duka oversaw all financings, capital markets activity, M&A and the provision of other banking services and advice for this client base. Mr. Duka also worked with these asset managers to develop a new generation of permanent capital vehicles, including business development companies (“BDCs”), real estate investment trusts, closed-end funds, and European listed vehicles. Prior to Citi, Mr. Duka worked at Bank of New York and United Jersey Bank. Mr. Duka received his B.A. from Rutgers College and his MBA from Rutgers Graduate School of Management. Mr. Duka currently serves as a member of the board of directors of BC Partners Lending Corporation and BCP Investment Corporation, two BDCs affiliated with BC Partners.

Robert Warshauer: Mr. Warshauer has served as Chief Executive Officer of BLST Holdings, LLC, the parent of Bluestem Brands, a billion-dollar consumer finance online and catalog retailer since 2020. Prior to his current role, Mr. Warshauer was Managing Director and Co-Head of Restructuring in Imperial Capital’s New York Investment Banking Group. He has over 25 years of experience in financings, mergers and acquisitions, and restructurings, which has provided him with an extensive business background across several industries. Prior to joining Imperial Capital, he was a Managing Director at Kroll Zolfo Cooper, where he advised clients on operational issues, acquisitions and recapitalizations. He was a Managing Director and member of the Board of Directors and the Commitment Committee of Giuliani Capital Advisors LLC, and its predecessor firm, Ernst & Young Corporate Finance LLC. He has also held the position of CEO and President of a branded retail business with over 500 locations and 5,000 employees, been the CEO of an international business services and manufacturing company with operations in 16 countries, and served as President and a member of the Board of Directors of a publicly traded technology company. He is a former member of the board of directors of the American Bankruptcy Institute and currently serves on several corporate and charitable boards of directors, including the board of directors of BC Partners Lending Corporation and BCP Investment Corporation, two BDCs affiliated with BC Partners.

George Grunebaum: Mr. Grunebaum has broad financial services experience and significant investment management expertise, including experience serving as a fund director. He currently serves as President and CEO of Ashmore Funds, and he serves as an independent director for BC Partners Lending Corporation and BCP Investment Corporation, two BDCs affiliated with BC Partners. Since 2000, Mr. Grunebaum has served as the Director and President of the Gordonstoun American Foundation, a non-profit entity focused on education.

Interested Trustee Nominee

Edward Goldthorpe: Mr. Goldthorpe has significant experience in the investment management and financial services industry. Mr. Goldthorpe is currently a Partner at BC Partners, having launched the BC Partners credit platform in February 2017, and also serves as the CEO and Chairman of Mount Logan Capital Inc. and CEO of Mount Logan Management. Mr. Goldthorpe was previously President at Apollo Investment Corporation and the Chief Investment Officer of Apollo Investment Management where he was the head of its US Opportunistic Platform and also oversaw the Private Origination business. He was also a member of the Senior Management Committee. Prior to Apollo, he worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk. He was previously the head of Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe currently serves on the boards of directors for Crescent Point Energy, Her Justice, and Capitalize for Kids. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

Proposed New Executive Officers of the Fund

Set forth below is information concerning the persons who are anticipated to be elected as executive officers of the Fund by the New Board following the closing date of the Transaction. Officers serve at the pleasure of the board and until their successors are appointed and qualified or until their earlier resignation, retirement or removal. It is anticipated that the New Board would elect the officers for one-year terms. The business address of each person listed below is 650 Madison Avenue, 3rd Floor, New York, NY 10022, unless otherwise stated.

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Brandon Satoren 1988	Chief Financial Officer (Principal Financial Officer)	Chief Financial Officer, Mount Logan Capital Inc. (NASDAQ: MLCI), Opportunistic Credit Interval Fund, BC Partners Investment Corp., BC Partners Lending Corp. (registered investment companies), April 2024 to present; Controller, BC Partners (an asset management firm), May 2021 to March 2024; Vice President and Controller, PennantPark LLC (an asset management firm), May 2019 to May 2021; Vice President, AQR Capital Management, LLC (an asset management firm), June 2018 to May 2019.	N/A	N/A
David Held 1970	Chief Compliance Officer and AML Officer	Chief Compliance Officer, Mount Logan Management, BC Partners Advisors L.P., and Sierra Crest Investment Management (asset management firms), June 2021 to present; Chief Compliance Officer of Opportunistic Credit Interval Fund, BC Partners Investment Corp., BC Partners Lending Corp. (registered investment companies), June 2021 to present; Chief Compliance Officer, Lyxor Asset Management Inc. (an asset management firm), December 2014 to May 2021.	N/A	N/A

Proposed Committees, Leadership Structure and Risk Oversight

Leadership Structure. The primary responsibility of the New Board will be to represent the interests of the Fund and its shareholders, and to provide oversight of the management of the Fund. The New Board will be comprised of four trustees, three of whom are Independent Trustees and one of whom is an interested Trustee and will serve as Chairman. The nominees of the New Board will discharge their responsibilities collectively as a Board.

It is anticipated that the New Board will appoint Mr. Goldthorpe, interested Trustee, as the chairperson, and that his responsibilities will include: setting an agenda for each meeting of the New Board; presiding at all meetings of the New Board and Independent Trustees; and serving as a liaison with other Trustees, the Fund’s officers and other management personnel, and counsel to the Fund. The chair of the New Board shall perform such other duties as the New Board may from time to time determine. The New Board is expected to hold four regularly scheduled meetings per year, and hold special meetings, as needed, either in person or by videoconference or telephone, to address matters arising between regular meetings. The New Board is expected to establish one standing committee (as described below) and to delegate certain responsibilities to those committees. The New Board also is expected to conduct executive sessions without the presence of management personnel, including at least quarterly in a session at which no Trustees who are interested persons or management are present.

The New Board is expected to periodically evaluate its structure and composition as well as various aspects of its operations. The New Board believes that this leadership structure, including an interested chairperson and its committee, is appropriate in light of, among other factors, the asset size and nature of the funds in the BC Partners Funds Complex, the number of series of the BC Partners Funds Complex overseen by the New Board, the arrangements for the conduct of the operations of the BC Partners Funds Complex, the number of trustees, and the New Board’s responsibilities. On an annual basis, the New Board expects to conduct an evaluation that considers, among other matters, whether the New Board and its committee are functioning effectively and whether, given the size and composition of the New Board and its committee, the Trustees are able to effectively oversee the number of funds in the BC Partners Funds Complex.

Committees. It is expected that the New Board will establish an Audit Committee, which would operate pursuant to a charter approved by the New Board that delineates the responsibilities of that committee. The members and responsibilities of each Current Board committee, and the New Board committee, are summarized below.

Audit Committee. The Current Board has an Audit Committee composed of members of the Current Board (David G. Lee, Robert Seyferth and Gary E. Shugrue), each of whom is an Independent Trustee. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full board. Mr. Seyferth is the Chairperson of the Audit Committee. The Audit Committee held three meetings during the fiscal year ended April 30, 2026. The Audit Committee is governed by a written charter, which is included as Exhibit C.

It is expected that the New Board would create an Audit Committee, and that the Audit Committee would consist of Messrs. Duka, Warshauer, and Grunebaum, each of whom is an Independent Trustee. The Audit Committee’s responsibilities include: (i) recommending to the full board of trustees the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the board of trustees take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee will operate pursuant to an Audit Committee Charter, which will be approved by the New Board at its first meeting.

The Audit Committee is also expected to be responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees.

Nominating Committee. The Current Board has a Nominating Committee composed of each of the Fund’s Independent Trustees. The Nominating Committee is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Current Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee held no meetings during the fiscal year ended April 30, 2026. The Nominating Committee is governed by a written charter, which is included as Exhibit D.

New Board’s Role in Risk Oversight. Consistent with its responsibility for oversight of the Fund, the New Board would oversee the management of risks relating to the administration and operation of the Fund. Mount Logan, as part of its responsibilities for the day-to-day operations of the Fund, would be responsible for day-to-day risk management for the Fund. The New Board, in the exercise of its reasonable business judgment, also would separately consider potential risks that may impact the Fund. The New Board would perform this risk management oversight directly and, as to certain matters, through its committee (described above) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the New Board’s oversight of risk management for the Fund.

In general, the New Board believes that the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The New Board will adopt and periodically review policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the New Board, Mount Logan, the Fund’s proposed investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, Mount Logan as investment adviser of the Fund would oversee and regularly monitor the investments, operations and compliance of the Fund.

The New Board also would oversee risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons. Senior officers of the Fund, senior officers of Mount Logan, and the Fund’s Chief Compliance Officer (“CCO”) regularly would report to the New Board on a range of matters, including those relating to risk management. The New Board also would regularly receive reports from Mount Logan with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from Mount Logan, the New Board also would receive reports regarding other service providers to the Fund, either directly or through Mount Logan or the Fund’s CCO, on a periodic or regular basis. At least annually, the New Board would receive a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board would receive reports, presentations and other information from Mount Logan in connection with the Board’s consideration of the renewal of the Fund’s agreements with Mount Logan and the Fund’s distribution and service plan under Rule 12b-1 under the 1940 Act.

Senior officers of the Fund and Mount Logan also would report regularly to the Audit Committee on Fund valuation matters and on the Fund’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee would receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit Committee would meet with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Current Board Compensation and Anticipated New Board Compensation

The following table sets forth the compensation paid to each member of the Current Board by the Fund for the Fund’s fiscal year ended April 30, 2026. The Fund pays each Independent Trustee an annual $16,000 retainer, as well as (i) $2,500 for each Audit Committee meeting attended; (ii) $3,000 per each special Board meeting attended; and (iii) $1,500 per each special non-Board meeting attended. In addition, all Independent Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend meetings of the Current Board or its committees. The Trustees do not receive any pension or retirement benefits from the Fund. The Fund’s interested Trustee and officers receive no compensation from the Fund for performing the duties of their office.

Trustee Name	Aggregate Compensation from Fund
David G. Lee	$23,500
Robert Seyferth	$23,500
Gary E. Shugrue	$23,500

As compensation for their service to the Fund, each member of the New Board is expected to be compensated  as follows: Each Trustee Nominee who is not affiliated with the Fund or Mount Logan will receive an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the New Board, $500 for each telephonic meeting of the New Board, and reimbursement for any reasonable expenses incurred attending such meetings. Each Trustee Nominee who is affiliated with the Fund or Mount Logan will receive reimbursement for any reasonable expenses incurred attending meetings of the New Board. None of the executive officers will receive compensation from the Fund.

Board Transactions with Fund Affiliates

As of the date hereof, none of the Independent Trustees on the Current Board, the nominees for Independent Trustee on the New Board, nor their immediate family members owned beneficially or of record any securities of the Fund’s distributor, AFA, Mount Logan or any person directly or indirectly controlling, controlled by, or under common control with the Fund’s distributor, AFA or Mount Logan. In addition, during the past five years, neither the Independent Trustees on the Current Board, the nominees for Independent Trustee on the New Board, nor members of their immediate families, had a direct or indirect interest, the value of which exceeds $120,000, in the Fund’s distributor, AFA, Mount Logan, or any of their affiliates. Likewise, since the beginning of the last two completed fiscal years of the Fund, neither the Independent Trustees on the Current Board, the nominees for Independent Trustee on the New Board, nor members of their immediate families had a direct or indirect interest in any transaction or series of transactions, the value of which exceeds $120,000 and to which any of the following persons was (or is to be) a party: (i) the Fund, (ii) any officer of the Fund, (iii) AFA, Mount Logan, or any of their affiliates or (iv) the Fund’s distributor.

Legal Proceedings

There are no material pending legal proceedings to which any member of the Current Board, any nominees for the New Board or any affiliated persons thereof are a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons. In addition, there have been no legal proceedings during the past five years that are material to an evaluation of the ability or integrity of any trustee or nominee for trustee, or any executive officer of the Fund.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the Proposal to approve each New Trustee.

ADDITIONAL INFORMATION

Additional Information Pertaining to Mount Logan

The following table sets forth the name, position and principal occupation of each current principal officer of MLC, each of whom can be contacted through MLC’s principal office location at 650 Madison Avenue, 3rd Floor, New York, NY 10022.

Name and Title	Principal Occupation(s)
Edward (Ted) Goldthorpe	Chief Executive Officer and Chairman of the Board
Henry Wang	President
Brandon Satoren	Chief Financial Officer and Corporate Secretary
Jordan Mangum	Chief Operating Officer
David Held	Chief Compliance Officer

Shareholders are not entitled to any rights of appraisal or similar rights of dissenters with respect to the Proposals.

Other Matters to Come Before the Special Meetings

The Board and management of the Fund are not aware of any matters that will be presented at the Special Meetings other than those set forth in this Proxy Statement. Should any other matters properly come before either Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Principal Underwriter

The current distributor, Foreside Fund Services, LLC (the “Current Distributor”) acts as the statutory principal underwriter of the Fund. The Current Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Current Distributor is not affiliated with Mount Logan, AFA or any other service provider for the Fund. The Current Distributor is located at 190 Middle Street, Suite 301, Portland, Maine 04101.

Administrator

UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212, provides certain administrative, fund accounting agency, transfer agency and registrar services to the Fund.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm for the fiscal year ended April 30, 2026 was Cohen & Company, Ltd (“Cohen”). It is not expected that representatives of Cohen will be present at the second Special Meeting; however, representatives of Cohen are expected to be available by telephone to answer any questions that may arise and will have the opportunity to make a statement at the second Special Meeting if they desire to do so.

Audit Fees

The aggregate fees billed by Cohen for professional services rendered for the audit of the Fund’s annual financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements were $75,000 for the fiscal year ended April 30, 2026 and $85,000 for the fiscal year ended April 30, 2025.

Audit-Related Fees

There were no aggregate fees billed by Cohen for assurance and related services that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported under “Audit Fees” above for the fiscal years ended April 30, 2026 and April 30, 2025.

Tax Fees

The aggregate fees billed by Cohen for professional services rendered for tax compliance, tax advice and tax planning were $10,000 for the fiscal year ended April 30, 2026 and $7,000 for the fiscal year ended April 30, 2025.

All Other Fees

The aggregate fees billed by Cohen for products and services other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above were $0 for the fiscal year ended April 30, 2026 and $0 for the fiscal year ended April 30, 2025.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund. The Audit Committee also is required to pre-approve certain non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and certain entities controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the Fund, to the extent required by applicable law.

For the fiscal years ended April 30, 2026 and April 30, 2025, 100% of the services described above under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the Audit Committee. No services described above were approved pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Non-Audit Fees

For the fiscal years ended fiscal years ended April 30, 2026 and April 30, 2025, the aggregate non-audit fees billed by Cohen for services rendered to the Fund, AFA and any entity controlling, controlled by, or under common control with AFA that provides ongoing services to the Fund were $0 and $0, respectively.

Affiliated Brokerage

[During the fiscal year ended April 30, 2026 (the most recent fiscal year for which such information is available), the Fund paid no brokerage commissions to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, Mount Logan, AFA, the Fund’s administrator or the Fund’s distributor.]

Other Payments to Affiliates

During the fiscal year ended April 30, 2026 (the most recent fiscal year for which such information is available), the Fund made no material payments to Mount Logan, AFA, or any affiliated person of Mount Logan or AFA for services provided to the Fund other than for services provided by AFA pursuant to the Existing Investment Management Agreement.

Shareholder Reports

Copies of the Fund’s most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (844) 440-4450. The Fund’s annual and semi-annual reports to shareholders may also be viewed, free of charge, on the SEC’s website (http://www.sec.gov).

Householding

The SEC has adopted rules that permit registered investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call Okapi Partners LLC, toll-free at (855) 305-0856. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request a single copy of documents in the future, please call (844) 440-4450 or write to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212.

Shareholder Proposals for Subsequent Meetings

The Fund is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or Delaware statutory trust law. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Fund within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on [   ], 2026, the record date (the “Record Date”), will be entitled to notice of, and to vote at, the Special Meetings. On the Record Date, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Institutional Class Shares	[ ]
Founder Class Shares	[ ]

Ownership of the Fund

The following table shows the dollar range of the Fund’s equity securities that are beneficially owned* by each member of the Current Board, each nominee for the New Board and the existing officers of the Fund as of the Record Date.

Trustee/Officer Name	Dollar Range of Beneficially-Owned Securities of the Fund	Aggregate Dollar Range of Beneficially Owned Securities in All Registered Investment Companies Overseen by Trustee in the BC Partners Funds Complex(1)
David G. Lee	[None]	[None]
Robert Seyferth	[None]	[None]
Gary E. Shugrue	[None]	[None]
Terrance P. Gallagher	[None]	[None]
Independent Trustee Nominee
Alexander Duka	[None]	[None]
Robert Warshauer	[None]	[None]
George Grunebaum	[None]	[None]
Interested Trustee Nominee
Edward Goldthorpe	[None]	[None]

[As of the Record Date, the current Trustees and officers as a group and the nominees for the New Board owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit B to this proxy statement].

* “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(1) BC Partners Funds Complex is comprised of [         ].

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund’s executive officers and trustees, certain officers of the Fund’s investment manager or investment adviser, affiliated persons of the investment manager or investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund’s fiscal year ended April 30, 2026, all filings applicable to such persons were completed and filed in a timely manner.

VOTING INFORMATION

Who is Eligible to Vote?

Shareholders of record of the Fund as of the close of business on the Record Date are entitled to vote on the Proposals that relate to the Fund at the Special Meetings and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum

In order for a vote on the Proposal to occur at each respective Special Meeting, there must exist a quorum of shareholders of the Fund to which the Proposal relates. With respect to the Fund, the presence at the Meeting, in person or by proxy, of shareholders representing one-third of the Fund’s shares outstanding and entitled to vote as of the Record Date constitutes a quorum for each Special Meeting. Any lesser number of shares present may adjourn the meeting from time to time. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at its respective Special Meeting, the persons named as proxies may propose one or more adjournments of the applicable Special Meeting with respect to such Proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of a Special Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at such Special Meeting, even if the number of votes cast is fewer than the number required for a quorum, and any adjournment with respect to the Proposal presented at the Special Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares entitled to vote on such Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Vote Required to Pass the Proposals

As provided under the 1940 Act and required by the Existing Investment Management Agreement, approval of Proposal 1 at the first Special Meeting, which relates to the New Investment Management Agreement, will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes” will have the effect of a vote “against” Proposal 1 at the first Special Meeting for purposes of obtaining the requisite approval of those proposals.

Approval of Proposal 1 at the second Special Meeting requires an affirmative vote of a plurality of the shares voted at such Special Meeting, meaning that the nominees receiving the greatest number of votes cast will be elected as Trustees, assuming a quorum is present. A quorum is present if one-third of the shares entitled to vote at the second Special Meeting are present, in person or by proxy.

Proxies and Voting at the Meeting

Shareholders may use the proxy cards provided if they are unable to attend the Special Meetings in person or wish to have their shares voted by a proxy even if they do attend the Special Meetings. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Fund shown at the beginning of this proxy statement), or in person at the Special Meetings, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the Special Meetings will not revoke a proxy, a shareholder present at the Special Meetings may withdraw a previously submitted proxy and vote in person. To obtain directions on how to attend the Special Meetings and vote in person, please call Okapi Partners LLC toll-free at (855) 305-0856.

All properly executed proxies received in time for the Special Meetings will be voted as specified in the proxy or, if no specification is made, FOR the Proposals referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Special Meetings. If any other business comes before the Special Meetings, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy cards to vote their shares. Shareholders will need to enter the control numbers set forth on their proxy cards and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Email Voting. Shareholders may submit voting instructions by email by sending a completed and signed proxy card, or written voting instructions containing the shareholder’s name, address of record, and voting directions to AFA@OkapiPartners.com. Email voting instructions must be received no later than 11:59 p.m. Eastern Time on [   ], 2026. The Fund and its proxy solicitor reserve the right to reject any email voting instruction that is incomplete, illegible, improperly executed, or not timely received.

Mail. Shareholders may submit an executed paper proxy card using the accompanying postage-paid envelope.

Method of Solicitation and Expenses

Okapi Partners LLC has been retained as proxy solicitor and tabulator. The solicitation of proxies may occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing, and mailing the enclosed proxy cards and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile, or other electronic means, is estimated to be $[   ]. The cost of solicitation will be borne entirely by AFA. In addition to the solicitation by mail, officers and employees of AFA and/or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter, or facsimile.

The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

BETWEEN

MOUNT LOGAN ASSET BASED LENDING FUND

AND

MOUNT LOGAN MANAGEMENT LLC

This Investment Advisory Agreement (this “Agreement”) is made as of the [___] day of [__________], 20[__] (the “Effective Date”), by and between MOUNT LOGAN ASSET BASED LENDING FUND, a Delaware statutory trust (the “Fund”), and MOUNT LOGAN MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3, registered under the Investment Company Act of 1940 (the “Investment Company Act”);

WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory services to the Fund on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Duties of the Adviser.

(a) The Fund hereby employs the Adviser to act as the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of the Fund (the “Board”), for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Fund’s reports and/or registration statements that the Fund files with the Securities and Exchange Commission (the “SEC”) from time to time; (ii) in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s Agreement and Declaration of Trust and by-laws as the same shall be amended from time to time; and (iii) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Fund, including allocations to underlying funds and other investment vehicles; (iii) close and monitor the Fund’s investments; (iv) determine the securities and other assets that the Fund will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies, underlying funds and underlying managers; and (vi) provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event that the Fund determines to acquire debt financing, the Adviser will arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board. If it is necessary or convenient for the Adviser to make investments on behalf of the Fund through a subsidiary or special purpose vehicle or otherwise form such subsidiary or special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

(b) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c) The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Fund’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Fund, subject to the oversight of the Adviser and the Fund. The Fund shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d) The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(e) The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and will surrender promptly to the Fund any such records upon the Fund’s request, provided that the Adviser may retain a copy of such records.

2. Fund’s Responsibilities and Expenses Payable by the Fund.

All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Fund. The Fund will bear all other costs and expenses of its operations, administration and transactions, including (without limitation) those relating to: the Fund’s organization; calculating the Fund’s net asset value (including the cost and expenses of any independent valuation firm); effecting sales and repurchases of the Fund’s shares and other securities, including expenses of the Fund’s quarterly repurchase offers conducted pursuant to Rule 23c-3 under the Investment Company Act; interest payable on debt, if any, to finance the Fund’s investments; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, monitoring the Fund’s financial and legal affairs for the Fund, providing administrative services, monitoring the Fund’s investments and evaluating and making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees; fees and expenses of any Sub-Adviser; transfer agent and custodial fees; fees and expenses associated with marketing efforts to the extent permitted by a plan of distribution adopted by the Board; costs associated with the Fund’s reporting and compliance obligations under the Investment Company Act, the Securities Exchange Act of 1934 and other applicable federal and state securities laws; federal, state and local taxes; independent trustees’ fees and expenses; brokerage commissions; costs of proxy statements, shareholders’ reports and other communications with shareholders, including printing costs; the Fund’s allocable portion of the fidelity bond, trustees’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums; direct costs and expenses of administration, including printing, mailing, telephone and staff; fees and expenses associated with independent audits and outside legal costs; investment advisory and management fees; administration fees, if any, payable under the administration agreement between the Fund and the Fund’s administrator (the “Administrator”); federal and state registration fees; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business, including payments under the administration agreement between the Fund and the Administrator based upon the Fund’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Fund’s chief compliance officer and chief financial officer and their respective administrative support staffs. For the avoidance of doubt, the parties agree that the Fund will bear all expenses associated with contractual obligations of the Fund existing prior to the Effective Date, including those that may become unnecessary or redundant but cannot be terminated.

3. Compensation of the Adviser.

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect, or the Fund may adopt a deferred compensation plan pursuant to which the Adviser may elect, to defer all or a portion of its fees hereunder for a specified period of time.

(a) Base Management Fee. The Base Management Fee shall be calculated at an annual rate of 1.00% of the Fund’s net assets. For purposes of this Agreement, “net assets” means the total value of the Fund’s assets minus the total value of its liabilities, determined in accordance with the Fund’s valuation policies and procedures as approved by the Board and consistently applied, and calculated before giving effect to the accrual of the Base Management Fee for the period then being calculated. For services rendered under this Agreement, the Base Management Fee will be payable monthly in arrears and will be calculated based on the average daily value of the Fund’s net assets during such period. The Base Management Fee shall be appropriately prorated for any period that is less than a full calendar month, including the calendar month in which the Effective Date occurs and the calendar month in which this Agreement terminates or expires.

(b) Incentive Fee. The Incentive Fee shall be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies or underlying funds) accrued by the Fund during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the administration agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. The calculation of the Pre-Incentive Fee net investment income will reflect any fee waiver and expense reimbursement provided by the Adviser, except for any fee waiver or expense reimbursement made by the Adviser pursuant to that certain Incentive Fee Waiver Agreement, dated as of the date of this Agreement. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee net investment income is subject to a “hurdle rate,” expressed as a rate of return on the Fund’s Quarter to Date Average of Daily Net Assets, equal to 1.50% per quarter (6.0% annualized). “Daily Net Assets” means the net assets as of the end of market close for that particular date. “Quarter to Date Average” means the average of Daily Net Assets for each date between the beginning and ending date of the fiscal quarter in question.

The Fund will pay the Adviser an Incentive Fee with respect to the Fund’s pre-Incentive Fee net investment income in each calendar quarter as follows:

(1) No Incentive Fee in any calendar quarter in which the Fund’s pre-Incentive Fee net investment income does not exceed the hurdle rate of 1.50%;

(2) 100% of the Fund’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 1.6667% in any calendar quarter; this portion of the pre-Incentive Fee net investment income (which exceeds the hurdle but is less than 1.6667%) is referred to herein as the “catch-up.” The “catch-up” is meant to provide the Adviser with 10% of the Fund’s pre-Incentive Fee net investment income as if a hurdle did not apply if this net investment income exceeds 1.6667% in any calendar quarter; and

(3) 10% of the amount of the Fund’s pre-Incentive Fee net investment income, if any, that exceeds 1.6667% in any calendar quarter payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 10% of all pre-Incentive Fee net investment income thereafter is allocated to the Adviser). These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.

Examples of Quarterly Incentive Fee Calculation

Scenario 1

Assumptions: Quarter to Date Average of Daily Net Assets = $105; Investment Income = $2.00; Implied Yield (Investment Income / Quarter to Date Average Daily Net Assets) = 1.9048%; Hurdle Rate(1) = 1.50%; Base Management Fee(2) = 0.25%; Other Operating Expenses(3) = 0.20%.

Pre-Incentive Fee Net Investment Income = Implied Yield − (Base Management Fee + Other Operating Expenses) = 1.4548%.

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no Incentive Fee payable.

Scenario 2

Assumptions: Quarter to Date Average of Daily Net Assets = $105; Investment Income = $2.20; Implied Yield = 2.0952%; Hurdle Rate(1) = 1.50%; Base Management Fee(2) = 0.25%; Other Operating Expenses(3) = 0.20%.

Pre-Incentive Fee Net Investment Income = 1.6452%.

Incentive Fee = 100% × Catch-Up(4) = 100% × (1.6452% − 1.50%) = 0.1452%.

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, but does not fully satisfy the Catch-Up provision, therefore the Incentive Fee on Income is 0.1452%.

Scenario 3

Assumptions: Quarter to Date Average of Daily Net Assets = $105; Investment Income = $4.00; Implied Yield = 3.8095%; Hurdle Rate(1) = 1.50%; Base Management Fee(2) = 0.25%; Other Operating Expenses(3) = 0.20%.

Pre-Incentive Fee Net Investment Income = 3.3595%.

Incentive Fee on Income = (100% × Catch-Up(4)) + (10% × (Pre-Incentive Fee Net Investment Income − 1.6667%)). Catch-Up = 1.6667% − 1.50% = 0.1667%. Incentive Fee on Income = (100% × 0.1667%) + (10% × (3.3595% − 1.6667%)) = 0.1667% + (10% × 1.6928%) = 0.1667% + 0.1693% = 0.3360%.

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate and fully satisfies the Catch-Up provision, therefore the Incentive Fee is 0.3360%, which is equal to 10% of pre-Incentive Fee net investment income for the quarter.

(1) Represents a 6.0% annualized hurdle rate. (2) Represents a 1.00% annualized Base Management Fee, shown for illustrative purposes on average daily value of the Fund’s net assets. (3) Includes expenses reimbursed to the Adviser and interest expenses and distributions paid on any issued and outstanding preferred shares, but excludes the Incentive Fee. (4) The Catch-Up provision is intended to provide the Adviser with an Incentive Fee of 10.0% on all pre-Incentive Fee net investment income when the Fund’s pre-Incentive Fee net investment income exceeds 1.50% and reaches up to 1.6667% in any calendar quarter.

4. Covenants of the Adviser.

The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5. Excess Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

6. Limitations on the Employment of the Adviser.

The services of the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Fund, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, shareholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, shareholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

7. Responsibility of Dual Trustees, Officers and/or Employees.

If any person who is a manager, member, partner, officer or employee of the Adviser or the Administrator is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, member, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, member, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.

8. Limitation of Liability of the Adviser; Indemnification.

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its members and the Administrator) shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Fund shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its members and the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

9. Effectiveness, Duration and Termination of Agreement.

(a) This Agreement shall become effective as of the Effective Date. This Agreement may be terminated at any time, without the payment of any penalty, upon not less than 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Fund’s Trustees or by the Adviser. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(b) This Agreement shall continue in effect for two years from the Effective Date and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (B) the vote of a majority of the Fund’s Trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

10. Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11. Amendments.

This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the Investment Company Act.

12. Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

MOUNT LOGAN ASSET BASED LENDING FUND

By:
Name:
Title:

MOUNT LOGAN MANAGEMENT LLC

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

EXHIBIT B

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [Record Date]. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

As of the Record Date, [the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund].

B-1

EXHIBIT C

AFA Asset Based Lending Fund

Audit Committee Charter

Pursuant to Article IV, Section 4.1 of the Declaration of Trust AFA Asset Based Lending Fund (the “Fund”), the Board of Trustees (the “Board”) of Agreement and the Fund hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Fund.

The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Fund (a “disinterested Manager”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested Manager shall serve on the Committee if he or she has accepted any compensation from the Fund, its Investment Manager, any affiliated person of the Fund, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

●	Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.
●	Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.
●	Pre-approving all audit and permitted non-audit services the independent auditor provides to the Fund, and all services that the independent auditor provides to the Fund’s Investment Manager(s) and Investment Manager affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another Investment Manager, and (b) de minimis non-audit services, shall not require pre-approval.
●	Serving as a channel of communication between the independent auditor and the Board.
●	Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund that are material to the Fund as a whole, if any, and management’s responses to any such reports.
●	Reviewing any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of the Fund’s audited financial statements and any unusual circumstances reflected in those financial statements.
●	Considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls.
●	Reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

C-1

●	Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.
●	Reviewing and, where warranted, investigating allegations of misconduct affecting the Fund’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation, and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors.

In connection with the selection of the Fund’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

●	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.
●	The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Fund management.
●	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.
●	The Committee shall periodically review all procedures adopted by the Fund relating to the Fund’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Effective: March 2021

C-2

EXHIBIT D

AFA Asset Based Lending Fund

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Trustees of AFA Asset Based Lending Fund (the “Fund”) shall consist of such Trustees of the Fund as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Fund’s Investment Manager and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Fund’s Investment Manager or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Trustee may be submitted to the Fund by sending the nomination to the Fund’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Fund’s next filing on Form N-CSR.

The Committee shall meet as requested by the Fund’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate and recommend any changes to the full Board of Trustees.

Effective: March 2021

D-1

PROXY	PROXY

AFA Asset based lending fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ]

[Address]

The undersigned shareholder(s), hereby appoint(s) [ ] and [ ], or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of [ ] located at [ ], at [ ]:[ ], Eastern Time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.   By Phone: Call Okapi Partners toll-free at: (855) 305-0856 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 a.m. to 8:00 p.m. (EST).

OR

2.   By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/AFA2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions:

INSERT QR CODE

OR

3.   By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on

[Insert date here]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

INSTRUCTIONS: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement with Mount Logan Management, LLC that will replace the current investment advisory agreement with Alternative Fund Advisors, LLC.	☐	☐	☐

To transact such other business as may properly come before the first Special Meeting or any adjournments or postponements thereof.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ]

The Notice of Special Meetings of Shareholders, Proxy Statement and Proxy Card

are available at: WWW.OKAPIVOTE.COM/AFA

PROXY	PROXY

AFA asset based lending fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ]

[Address]

The undersigned shareholder(s), hereby appoint(s) [ ] and [ ], or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of [ ] located at [ ], at [ ]:[ ], Eastern Time, and at any or all adjournments or postponements thereof.

IF THE PROXY IS EXECUTED, BUT WITH RESPECT TO A PARTICULAR PROPOSAL NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF SUCH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.   By Phone: Call Okapi Partners toll-free at: (855) 305-0856 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 a.m. to 8:00 p.m. (EST).

OR

2.   By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/AFA2026 and follow the simple on-screen instructions. Alternatively, you can also submit your vote by scanning the unique QR code below and following the simple on-screen instructions:

INSERT QR CODE

OR

3.   By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on

[Insert date here]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” ALL NOMINEES

1.	To approve a new slate of four trustees to serve as the Fund’s board of trustees:

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT

☐	Alexander Duka

☐	Robert Warshauer

☐	George Grunebaum

☐	Edward Goldthorpe

To transact such other business as may properly come before the second Special Meeting or any adjournments or postponements thereof.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ]

The Notice of Special Meetings of Shareholders, Proxy Statement and Proxy Card

are available at: WWW.OKAPIVOTE.COM/AFA